Exhibit 10.08

                              SETTLEMENT AGREEMENT


DATE:    July 7, 2004


                                  I.   PARTIES
                                       -------

Schimatic Cash Transactions Network.com, Inc. dba Smart Chip Technologies, hereinafter "Company." and

Bernard F. McHale and B. McHale, Inc., hereinafter called "Mac,"

hereby enter into this Settlement Agreement, hereinafter "Agreement", effective July 7, 2004.


                           II.   PURPOSE OF AGREEMENT

For the purpose of cleaning up the "stock overhang" of the Company, as dictated by the Board of Directors, the Company and Mac agree to the following regarding Stock, Stock Options and Bonuses.

                                III.   AGREEMENT


A. The Company and Mac shall execute, simultaneously with this Agreement, a Contractor Agreement for two thousand five hundred dollars ($2,500) per month, paid as the Company's cash flow permits. If there is not enough to pay salaries, the Board of Directors will determine how salaries are paid. Mac hereby assigns the contract between himself and SCTN dated August 1, 2002 to B. McHale, Inc. and SCTN hereby accepts such assignment. SCTN and
     B. McHale, Inc. hereby agree to extend the contract signed August 1, 2002, until February 19, 2004.

B. The stock to be issued under the terms of this agreement will settle all prior agreements related to stock, stock options, and agreements to convert debts to stock .

C. All stock will be issued effective the date of this agreement, but physical certificates representing that stock will not be printed and delivered to Mac until the shareholders meet and approve an increase to the limit of shares authorized.

D. All references to converting unpaid salary or unpaid business expenses to stock or stock options in any previous agreements are void. There will be no conversion rights related to unpaid salaries.

E. Mac agrees that he will not ask for any additional shares or options as compensation through the end of his Contractor Agreement.

F. Mac agrees to convert his Secured Convertible Note of $910,000 plus interest to 9-30-2004 to stock under the same terms and conditions as the rest of the Secured Convertible Note holders.


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Bernard McHale Settlement Agreement (Cont.)                               Page 2
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G.   Mac and the Company agree to convert Mac's accrued salary from 8-01-2002 through 2-19-2004 to 4,123,300 shares, per the terms of his previous consulting employment agreement.

H.   Mac will receive a performance bonus of 3,000,000 shares



                              X.   CONTROLLING LAW
                                   ---------------

The validity and construction of this agreement shall be governed by the laws of the State of Utah without reference to the choice of law principles thereof and the parties hereto consent to and agree that the courts of the State of Utah, County of Salt Lake, shall be the jurisdiction and forum for the resolution of all disputes related to this agreement or arising there from.


                             XI.   ENTIRE AGREEMENT
                                   ----------------

This Agreement constitutes the final understanding and agreement between the parties. This Agreement cannot be amended or changed except by a writing signed by both of the parties.


                                 XII.   NOTICES
                                        -------

Any notice required to be given or otherwise given pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by certified mail, return receipt requested:

  If to Mac:                              if to Company:
         Bernard F. McHale                           Smart Chip Technologies
         330 E. Warm Springs Rd.,                    7190 South State St, #216
         Las Vegas, NV. 89119                        Midvale, Utah 84047

Subject to review by Kruse Landa, the method of recording these transactions may be modified in conformance with the best interest of the Company, including tax liability.


I HAVE READ THIS AGREEMENT IN ITS ENTIRETY, I UNDERSTAND ITS TERMS, AND AGREE TO BE BOUND BY ALL OF ITS TERMS, INCLUDING THE PROVISION FOR BINDING ARBITRATION. I ALSO UNDERSTAND I HAVE THE RIGHT TO HAVE THIS AGREEMENT REVIEWED BY INDEPENDENT COUNSEL.

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above writte.


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Bernard McHale Settlement Agreement (Cont.)                               Page 3
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Bernard F. McHale /s/ Bernard F. McHale
                  -------------------------------------------------

David Simon, Chairman Smart Chip Technologies /s/David Simon
                                              -------------------------------

Joseph Diamond, Director Smart Chip Technologies /s/ Joseph Diamond
                                                 ----------------------------